Q4 2018 & Annual Earnings Slides February 19, 2019

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

2018 Highlights Revenues Highlights Fundamentals $3,769.6 $3,458.0 • Revenue growth +9% • Diversified and complementary 340.9 301.3 • Operating Adjusted EPS +18% business services model 1,219.2 1,326.8 KAR • Adjusted EBITDA +7% 2,101.9 1,937.5 2017 2018 • Revenue +8% • Off-lease supply driving volume growth AFC 9% • Total volume growth +9% • Revenue per unit growth largely due to ancillary services growth • Physical auction RPU +$69 IAA ADESA • Adjusted EBITDA decline due to ADESA 35% 56% • Same store incremental operating profit continued TradeRev rollout and margin 13% volumes double • Adjusted EBITDA -3% AFC • Revenue +9% • Total Loss 18.3% 2018 vs. 18.0% 9% • Volume growth +5% 2017 (CCC) IAA • Scrap pricing +17% (American 35% ADESA • North American inventory +1% IAA 56% Recycler, 2018 vs. 2017) • Adjusted EBITDA +16% • Miles driven +0.3% (FHWA, YTD • Incremental operating profit margin 49% through November 2018 vs. 2017) AFC • Revenue +13% • Conservative portfolio management 9% • LTU growth +4% • Increasing gross revenue per loan transaction due to higher average loan • Provision for credit losses as a percent of AFC IAA ADESA balances 35% 56% managed receivables 1.7% • Adjusted EBITDA +11% 3

2019 Outlook ANNUAL GUIDANCE 2019 Low 2019 High 2018 Net income $330.0 $355.5 $328.0 Add back: Income tax expense $122.0 $131.5 $107.7 Interest expense, net of interest income $220.0 $220.0 $188.1 Depreciation and amortization $281.0 $281.0 $269.9 EBITDA $953.0 $988.0 $893.7 Total Adjusted EBITDA addbacks, net ($18.0) ($18.0) $0.2 Adjusted EBITDA $935.0 $970.0 $893.9 Effective tax rate 27% 27% 25% Net income per share – diluted $2.46 $2.65 $2.42 Capital expenditures $200.0 $200.0 $198.0 Cash taxes $135.0 $135.0 $109.8 Cash interest on corporate debt $139.0 $139.0 $129.0 Operating adjusted net income per share - diluted $2.90 $3.09 $2.96 Weighted average diluted shares 134 134 136 4

Clear Shareholder Friendly Capital Allocation Framework Strategic Share Capex Dividends Investments Repurchases • Historically ~18% - 20% of • 45% - 50% of FCF • Targeted acquisitions • Tool for managing cash and Adjusted EBITDA, plus • Highlights consistency & • Complementary technology leverage strategic investments strength of free cash flow • New geographies PRIORITIES 2016 $155M Spent $157M Paid $432M Acquisitions $80M Repurchased • Technology $77M • $1.14 per share paid • Brashers (8 Ind Auctions) • $500M three year • Physical $51M • Orlando (Indep Auction) authorization approved in • Chicago Greenfield $27M • GRS (UK Online Auctions) October 2016 • Flint (Indep Auction) • 1.9M shares repurchased 2017 $152M Spent $175M Paid $73M Acquisitions $150M Repurchased • Technology $90M • $1.28 per share paid • DRIVIN (Data Analytics) • 3.3M shares repurchased • Physical $62M • DAS (Transportation) • $270M Authorization • TradeRev (Online Sales) Remaining • POIS (Total Loss Solutions) 2018 $198M Spent $188M Paid $45M Acquisitions $150M Repurchased • Technology $110M • $1.40 per share paid • STRATIM (Mobility) / • 2.7M shares repurchased • Physical $88M February 2018 • $120M Authorization • Clearplan/November 2018 Remaining 5

December 31, 2018 Leverage (US$ in millions) Balance Maturity Term Loan B-4 (Adjusted LIBOR + 2.25%) $704 2021 Term Loan B-5 (Adjusted LIBOR + 2.50%) 1,032 2023 Revolving Credit Facility (Adjusted LIBOR + 2.00%) - 2021 Senior Notes (Fixed 5.125%) 950 2025 Capital Leases 56 Total 2,742 Less: Available Cash (190) Net Debt $2,552 Net Debt / Adjusted EBITDA (Target 3x) 2.9 Corporate Credit Ratings: S&P BB-, Moodys B1 LIBOR Interest Rate Caps $800M notional amt Expire 9/30/19 2.00% LIBOR cap $400M notional amt Expire 3/31/19 2.00% LIBOR cap 6

TradeRev North America 300 Million  Vehicles in 5M vehicle dealer-to- Operation dealer market  2018 vehicles sold 42 13M doubled 19M New Million Removed Vehicle Sales Used Retail From Operation  ~$250 RPU Vehicle Transactions  Strong gross profit and improving with scale 2018A 2019E 12 Million Units 30 Million Units Markets 128 176 Consumer-to-Consumer Retail Dealer Sales Vehicles Sold 117k 200k+ Operating Loss ($53M) ($60M) 11 Million Units 14 Million Units 5 Million Units Wholecar Auctions Trade-Ins & Other Dealer-to-Dealer 7

KAR Extends International Footprint 97% cross border sales 19 languages 170 employees 40K+ registered dealers* Pan-European logistics VAT Compliant processes COTW Offices Buyer distribution Partnerships *Figures represent 12 month period. 8

F o u r t h Q u a r t e r R e s u l t s APPENDIX 9

KAR Q4 2018 Highlights ($ in millions, except per share amounts) Q4 Q4 KAR Highlights* 2018 2017 Total operating revenues $929.0 $890.4 Gross profit** $385.8 $365.3 % of revenue 41.5% 41.0% SG&A $176.6 $172.5 $1.5M acquired SG&A EBITDA $206.9 $214.3 Adjusted EBITDA $206.6 $194.6 Net Income $67.3 $172.8 Income tax effect (2017 tax reform) Net income per share - diluted $0.50 $1.27 Income tax effect (2017 tax reform) Operating adjusted net income per share - $0.62 $0.63 diluted Weighted average diluted shares 134.9 136.5 1.8M shares repurchased ($100M) Dividends declared per common share $0.35 $0.35 Effective tax rate 23.8% -67.6% Capital expenditures $76.9 $42.1 Includes $25.5M for IAA catastrophe property * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the three months ended December 31, 2018. ** Exclusive of depreciation and amortization 10

ADESA Q4 2018 Highlights ($ in millions, except RPU) Q4 Q4 ADESA Highlights* 2018 2017 Revenue $508.5 $473.2 Gross profit** $198.7 $191.5 % of revenue 39.1% 40.5% SG&A $106.9 $99.9 $1.5M of acquired SG&A EBITDA $86.6 $109.1 Adjusted EBITDA $98.8 $95.7 3% increase % of revenue 19.4% 20.2% Vehicles sold 811,000 744,000 9% growth Physical vehicles sold 505,000 507,000 29% growth (Includes TradeRev volume of 31,000 in Q4 Online only volume 306,000 237,000 2018 and 19,000 in Q4 2017) Continued off-lease increase displaced dealer Dealer consignment mix % (physical only) 40% 44% consignment Total online volume % 54% 49% Includes LiveBlock and DealerBlock sales Physical RPU $868 $822 Excludes purchased vehicles Online only RPU $122 $122 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the three months ended December 31, 2018. ** Exclusive of depreciation and amortization 11

IAA Q4 2018 Highlights ($ in millions) Q4 Q4 IAA Highlights* 2018 2017 Revenue $335.2 $335.4 Gross profit** $124.3 $112.7 % of revenue 37.1% 33.6% Excluding HBC 37.5% in Q4 2018 and 33.9% in Q4 2017 SG&A $26.3 $27.2 3% decrease EBITDA $97.7 $85.4 Adjusted EBITDA $97.7 $87.4 % of revenue 29.1% 26.1% Vehicles sold 617,000 635,000 -3% volume, +7% excluding CAT vehicles Inventory growth (N.A.) 1% 3% % Purchased contract vehicles 4% 4% Reduced HBC purchase vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the three months ended December 31, 2018. ** Exclusive of depreciation and amortization 12

AFC Q4 2018 Highlights ($ in millions, except for revenue per loan transaction) Q4 Q4 Highlights* AFC 2018 2017 Interest and fee income $84.2 $77.2 Other revenue $3.5 $2.9 Provision for credit losses ($10.8) ($6.4) Other service revenue $8.4 $8.1 PWI revenue Total AFC revenue $85.3 $81.8 +1% revenue per LTU Gross profit** $62.8 $61.1 % of revenue 73.6% 74.7% SG&A $7.1 $8.5 16% decrease EBITDA $55.8 $52.5 Adjusted EBITDA $42.0 $44.3 5% decrease Loan transactions 428,000 414,000 Revenue per loan transaction*** $180 $178 $205 vs $193 prior year excluding provision for credit losses Provision for credit losses % of finance receivables 2.2% 1.4% Managed receivables $2,014.8 $1,912.6 Increasing vehicle values $1,445.3 $1,358.1 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-K, both for the three months ended December 31, 2018. ** Exclusive of depreciation and amortization 13 *** Excludes "Other service revenue"

Y e a r - to- D a t e R e s u l t s APPENDIX 14

KAR Year Ended December 31, 2018 Highlights ($ in millions, except per share amounts) YTD YTD KAR Highlights* 2018 2017 Total operating revenues $3,769.6 $3,458.0 $26.4M acquisitions Gross profit** $1,626.9 $1,470.8 % of revenue 43.2% 42.5% SG&A $732.8 $640.2 $52.2M acquired SG&A EBITDA $893.7 $825.2 Adjusted EBITDA $893.9 $838.0 Net Income $328.0 $362.0 Income tax effect (2017 tax reform) Net income per share - diluted $2.42 $2.62 Income tax effect (2017 tax reform) Operating adjusted net income per share - $2.96 $2.50 diluted Weighted average diluted shares 135.7 138.0 Repurchased 2.7M shares YTD 2018 Dividends declared per common share $1.40 $1.31 Effective tax rate 24.7% 9.0% Capital expenditures $198.0 $152.2 Includes $25.5M for IAA catastrophe property * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2018. ** Exclusive of depreciation and amortization 15

ADESA Year Ended December 31, 2018 Highlights ($ in millions, except RPU) YTD YTD ADESA Highlights* 2018 2017 Revenue $2,101.9 $1,937.5 +$26.4M acquisitions Gross profit** $871.1 $813.6 % of revenue 41.4% 42.0% SG&A $435.8 $360.0 7% growth excluding $52.2M of acquired SG&A EBITDA $420.7 $462.7 Adjusted EBITDA $459.8 $473.3 3% decrease % of revenue 21.9% 24.4% Vehicles sold 3,472,000 3,180,000 9% growth; 6% excluding acquisitions Physical vehicles sold 2,168,000 2,242,000 3% decrease 39% growth (Includes TradeRev volume of 117,000 Online only volume 1,304,000 938,000 in 2018); TradeRev sold ~60,000 vehicles in 2017 Continued off-lease increase displaced dealer Dealer consignment mix % (physical only) 42% 45% consignment Total online volume % 54% 46% Includes LiveBlock and DealerBlock sales Physical RPU $844 $775 Excludes purchased vehicles Online only RPU $121 $113 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2018. ** Exclusive of depreciation and amortization 16

IAA Year Ended December 31, 2018 Highlights ($ in millions) YTD YTD IAA Highlights* 2018 2017 Revenue $1,326.8 $1,219.2 Gross profit** $505.6 $441.1 % of revenue 38.1% 36.2% Excluding HBC 38.6% vs 36.9% prior year SG&A $114.3 $107.1 EBITDA $391.8 $334.9 Adjusted EBITDA $395.5 $339.5 % of revenue 29.8% 27.8% Vehicles sold 2,480,000 2,369,000 +5% volume Inventory growth (N.A.) 1% 3% % Purchased contract vehicles 4% 5% Reduced HBC purchase vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2018. ** Exclusive of depreciation and amortization 17

AFC Year Ended December 31, 2018 Highlights ($ in millions, except for revenue per loan transaction) YTD YTD Highlights* AFC 2018 2017 Interest and fee income $327.3 $290.3 Other revenue $13.1 $11.8 Provision for credit losses ($32.9) ($33.9) Other service revenue $33.4 $33.1 PWI revenue Total AFC revenue $340.9 $301.3 +10% revenue per LTU Gross profit** $250.2 $216.1 % of revenue 73.4% 71.7% SG&A $30.7 $30.9 EBITDA $219.5 $185.2 Adjusted EBITDA $170.9 $153.9 11% increase Loan transactions 1,760,000 1,688,000 $193 vs $179 prior year excluding provision for credit Revenue per loan transaction*** $175 $159 losses Provision for credit losses % of finance receivables 1.7% 1.9% Managed receivables $2,014.8 $1,912.6 Increasing vehicle values $1,445.3 $1,358.1 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-K, both for the year ended December 31, 2018. ** Exclusive of depreciation and amortization 18 *** Excludes "Other service revenue"

H I S T O R I C A L D A T A APPENDIX 19

ADESA Metrics - Annual 2018 2017 2016 2015 2014 Revenue2 2,101.9 $1,937.5 $1,765.3 $1,427.8 $1,271.0 Total Volume 3,472 3,180 2,885 2,465 2,198 Online Only Volume 1,304 938 743 592 495 Total Online Volume %3 54% 46% 42% 40% 38% Physical Conversion % (N.A.) 61.6% 60.4% 58.0% 58.3% 58.2% Dealer Consignment Mix % (Physical) 42% 45% 48% 50% 51% Physical RPU1 $844 $775 $753 $701 $685 Online RPU1 $121 $113 $110 $102 $104 Gross Margin2 41.4% 42.0% 41.3% 41.4% 41.3% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 3 Includes LiveBlock and DealerBlock volume 20

ADESA Metrics - Quarter 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Revenue2 508.5 $527.0 $538.3 $528.1 $473.2 $477.1 $489.2 $498.0 Total Volume 811 876 907 878 744 788 830 818 Online Only Volume 306 343 346 309 237 241 245 215 Total Online Volume %3 54% 54% 54% 52% 49% 46% 46% 44% Physical Conversion % 58.5% 62.9% 62.4% 62.6% 57.3% 61.3% 61.1% 61.8% (N.A.) Dealer Consignment Mix % 40% 44% 43% 41% 44% 47% 46% 44% (Physical) Physical RPU1 $868 $850 $839 $820 $822 $781 $748 $755 Online RPU1 $122 $126 $118 $117 $122 $112 $105 $111 Gross Margin2 39.1% 41.6% 42.9% 42.1% 40.5% 42.9% 43.0% 41.6% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 3 Includes LiveBlock and DealerBlock volume 21

IAA Metrics - Annual 2018 2017 2016 2015 2014 Revenue $1,326.8 $1,219.2 $1,098.0 $994.4 $895.9 Total Volume 2,480 2,369 2,184 1,970 1,732 Inventory Growth (North America) 1% 3% 25% 14% 20% Purchased Vehicle Mix % 4% 5% 7% 7% 6% Gross Profit $505.6 $441.1 $390.0 $360.8 $340.2 Gross Margin (IAA) 38.1% 36.2% 35.5% 36.3% 38.0% Gross Margin (North America) 38.6% 36.9% 36.7% 37.0% 38.0% 22

IAA Year Ended December 31, 2018 Gross Profit ($ in millions) Year Ended Year Ended December 31, 2018 December 31, 2017 IAA HBC Total IAA HBC Total Revenue $1,294.1 $32.7 $1,326.8 $1,181.3 $37.9 $1,219.2 Cost of Services** $794.6 $26.6 $821.2 $745.9 $32.2 $778.1 Gross Profit** $499.5 $6.1 $505.6 $435.4 $5.7 $441.1 % of Revenue 38.6% 18.7% 38.1% 36.9% 15.0% 36.2% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2018. ** Exclusive of depreciation and amortization 23

IAA Metrics - Quarter 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Revenue $335.2 $321.1 $333.2 $337.3 $335.4 $287.7 $298.7 $297.4 Total Volume 617 597 623 643 635 562 580 592 Inventory Growth (North 1% -9% 2% 4% 3% 12% 9% 17% America) Purchased Vehicle Mix % 4% 4% 4% 4% 4% 5% 5% 5% Gross Profit $124.3 $118.6 $132.1 $130.6 $112.7 $102.9 $117.2 $108.3 Gross Margin (IAA) 37.1% 36.9% 39.6% 38.7% 33.6% 35.8% 39.2% 36.4% Gross Margin (North America) 37.5% 37.4% 40.2% 39.2% 33.9% 36.3% 40.2% 37.4% 24

IAA Q4 2018 Gross Profit ($ in millions) Three Months Ended Three Months Ended December 31, 2018 December 31, 2017 IAA HBC Total IAA HBC Total Revenue $327.6 $7.6 $335.2 $327.8 $7.6 $335.4 Cost of Services** $204.7 $6.2 $210.9 $216.6 $6.1 $222.7 Gross Profit** $122.9 $1.4 $124.3 $111.2 $1.5 $112.7 % of Revenue 37.5% 18.4% 37.1% 33.9% 19.7% 33.6% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-K, both for the year ended December 31, 2018. ** Exclusive of depreciation and amortization 25

AFC Metrics - Annual 2018 2017 2016 2015 2014 Revenue $340.9 $301.3 $286.8 $268.4 $250.1 Loan Transaction Units (LTU) 1,760 1,688 1,718 1,607 1,445 Revenue per Loan Transaction, $175 $159 $148 $150 $155 Excluding “Other Service Revenue” Ending Managed Finance Receivables $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 Ending Obligations Collateralized by $1,445.3 $1,358.1 $1,280.3 $1,189.0 $859.3 Finance Receivables % Vehicles Purchased at Auction 83% 85% 83% 84% 84% Active Dealers 12,300 12,400 12,200 11,300 10,100 Vehicles per active dealer 15 15 15 16 16 Average Credit Line $270,000 $250,000 $260,000 $230,000 $219,000 Avg Value Outstanding per Vehicle $10,200 $9,900 $9,500 $9,100 $8,630 26

AFC Metrics - Quarter 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Revenue $85.3 $85.4 $85.1 $85.1 $81.8 $78.2 $70.1 $71.2 Loan Transaction Units (LTU) 428 433 435 464 414 402 416 456 Revenue per Loan Transaction, Excluding $180 $177 $177 $166 $178 $174 $148 $138 “Other Service Revenue” Ending Managed Finance $2,014.8 $1,979.7 $1,958.6 $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 Receivables Ending Obligations Collateralized by Finance $1,445.3 $1,366.3 $1,358.0 $1,354.2 $1,358.1 $1,259.3 $1,224.9 $1,241.8 Receivables 27

AFC Provision for Credit Losses - Annual 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 28

AFC Provision for Credit Losses - Quarterly 4Q18 3Q18 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 Ending Managed $2,014.8 $1,979.7 $1,958.6 $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 Receivables Average Managed $1,997.3 $1,969.2 $1,945.9 $1,922.9 $1,860.9 $1,772.9 $1,748.6 $1,776.5 Receivables Provision for $10.8 $7.3 $7.1 $7.7 $6.4 $5.0 $11.4 $11.1 Credit Losses % of Managed 2.2% 1.5% 1.5% 1.6% 1.4% 1.1% 2.6% 2.5% Receivables 29

A P P E N D I X APPENDIX 30

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 31

Q4 2018 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2018 ADESA IAA AFC Corporate Consolidated Net income (loss) $38.1 $47.8 $29.5 ($48.1) $67.3 Add back: Income taxes 11.1 16.0 8.7 (14.8) 21.0 Interest expense, net of interest income 0.1 - 16.3 35.1 51.5 Depreciation and amortization 33.1 24.3 2.4 7.3 67.1 Intercompany interest 4.2 9.6 (1.1) (12.7) - EBITDA $86.6 $97.7 $55.8 ($33.2) $206.9 Intercompany charges 4.3 - - (4.3) - Non-cash stock-based compensation 2.4 1.0 0.6 1.5 5.5 Acquisition related costs 1.1 - - 1.0 2.1 Securitization interest - - (14.5) - (14.5) Severance 1.7 - 0.1 - 1.8 IAA separation costs - - - 1.3 1.3 Foreign currency gains/losses 1.9 0.2 - 1.8 3.9 Other 0.8 (1.2) - - (0.4) Total Addbacks 12.2 - (13.8) 1.3 (0.3) Adjusted EBITDA $98.8 $97.7 $42.0 ($31.9) $206.6 Revenue $508.5 $335.2 $85.3 – $929.0 Adjusted EBITDA % margin 19.4% 29.1% 49.2% 22.2% 32

Q4 2017 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended December 31, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $108.9 $68.5 $42.3 ($46.9) $172.8 Add back: Income taxes (39.5) (16.5) (9.3) (4.4) (69.7) Interest expense, net of interest income 0.4 - 11.8 29.6 41.8 Depreciation and amortization 30.6 23.9 7.8 7.1 69.4 Intercompany interest 8.7 9.5 (0.1) (18.1) - EBITDA $109.1 $85.4 $52.5 ($32.7) $214.3 Intercompany charges 4.0 - - (4.0) - Non-cash stock-based compensation 2.2 1.1 0.8 3.6 7.7 Acquisition related costs 1.4 - - 0.3 1.7 Securitization interest - - (9.9) - (9.9) Minority interest 0.1 - - - 0.1 Gain on previously held equity interest value (21.6) - - - (21.6) Severance 0.6 0.1 0.2 - 0.9 Other (0.1) 0.8 0.7 - 1.4 Total Addbacks (13.4) 2.0 (8.2) (0.1) (19.7) Adjusted EBITDA $95.7 $87.4 $44.3 ($32.8) $194.6 Revenue $473.2 $335.4 $81.8 – $890.4 Adjusted EBITDA % margin 20.2% 26.1% 54.2% 21.9% 33

YTD 2018 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2018 ADESA IAA AFC Corporate Consolidated Net income (loss) $203.3 $192.3 $112.0 ($179.6) $328.0 Add back: Income taxes 69.1 64.2 35.4 (61.0) 107.7 Interest expense, net of interest income 1.0 - 59.3 127.8 188.1 Depreciation and amortization 127.5 97.4 16.0 29.0 269.9 Intercompany interest 19.8 37.9 (3.2) (54.5) - EBITDA $420.7 $391.8 $219.5 ($138.3) $893.7 Intercompany charges 15.3 - - (15.3) - Non-cash stock-based compensation 9.3 3.9 2.3 8.8 24.3 Acquisition related costs 4.8 - - 2.5 7.3 Securitization interest - - (51.5) - (51.5) Severance 5.0 0.1 0.6 0.1 5.8 IAA separation costs - - - 8.1 8.1 Foreign currency gains/losses 1.9 0.2 - 1.8 3.9 Other 2.8 (0.5) - - 2.3 Total Addbacks 39.1 3.7 (48.6) 6.0 0.2 Adjusted EBITDA $459.8 $395.5 $170.9 ($132.3) $893.9 Revenue $2,101.9 $1,326.8 $340.9 – $3,769.6 Adjusted EBITDA % margin 21.9% 29.8% 50.1% 23.7% 34

YTD 2017 Adjusted EBITDA Reconciliation ($ in millions) Year ended December 31, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $260.9 $166.0 $103.9 ($168.8) $362.0 Add back: Income taxes 52.9 38.0 26.6 (81.5) 36.0 Interest expense, net of interest income - - 43.6 119.0 162.6 Depreciation and amortization 113.1 93.1 31.3 27.1 264.6 Intercompany interest 35.8 37.8 (20.2) (53.4) - EBITDA $462.7 $334.9 $185.2 ($157.6) $825.2 Intercompany charges 11.6 - - (11.6) -- Non-cash stock-based compensation 7.3 3.9 2.6 11.4 25.2 Loss on extinguishment of debt - - - 27.5 27.5 Acquisition related costs 5.2 - - 1.6 6.8 Securitization interest - - (34.9) - (34.9) Minority interest 4.4 - - - 4.4 Gain on previously held equity interest value (21.6) - - - (21.6) Severance 2.3 0.3 0.3 - 2.9 Other 1.4 0.4 0.7 - 2.5 Total Addbacks 10.6 4.6 (31.3) 28.9 12.8 Adjusted EBITDA $473.3 $339.5 $153.9 ($128.7) $838.0 Revenue $1,937.5 $1,219.2 $301.3 – $3,458.0 Adjusted EBITDA % margin 24.4% 27.8% 51.1% 24.2% 35

Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended Year ended December 31, December 30, 2018 2017 2018 2017 Net income $67.3 $172.8 $328.0 $362.0 Acquired amortization expense 20.1 27.0 89.5 103.7 IAA separation costs 1.3 - 8.1 - Loss on extinguishment of debt - - - 27.5 Gain on previously held equity interest value - (21.6) - (21.6) Reduction in taxes for revaluation of deferred taxes - (102.7) - (102.7) Increase in taxes for mandatory repatriation of undistributed - 11.1 - 11.1 foreign earnings Income taxes (1) (5.1) (1.1) (24.1) (35.1) Operating adjusted net income $83.6 $85.5 $401.5 $344.9 Net income per share − diluted $0.50 $1.27 $2.42 $2.62 Acquired amortization expense 0.15 0.20 0.66 0.75 IAA separation costs 0.01 - 0.06 - Loss on extinguishment of debt - - - 0.20 Gain on previously held equity interest value - (0.16) - (0.16) Reduction in taxes for revaluation of deferred taxes - (0.75) - (0.74) Increase in taxes for mandatory repatriation of undistributed - 0.08 - 0.08 foreign earnings Income taxes (0.04) (0.01) (0.18) (0.25) Operating adjusted net income per share − diluted $0.62 $0.63 $2.96 $2.50 Weighted average diluted shares 134.9 136.5 135.7 138.0 (1) The effective tax rate for 2018 was used to determine the amount of income tax benefit on the adjustments to net income. The effective income tax rates for 2017 were adjusted to reflect the tax reform items reflected as separate line items in the above reconciliation (revaluation of deferred taxes and repatriation of undistributed foreign earnings). 36

YTD 2018 ADESA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) ADESA IMPACT OF REPORTED EXCLUDING ACQUISITIONS ACQUISITIONS YTD 2018 Revenue $2,101.9 $26.4 $2,075.5 Operating Profit $307.8 ($51.1) $358.9 Operating Profit % 14.6% (193.6%) 17.3% YTD 2017 Revenue $1,937.5 Operating Profit $340.5 Operating Profit % 17.6% YTD 2018 Reported Growth Reported Revenue Growth $164.4 Reported Operating Profit Growth ($32.7) Incremental Operating Margin (19.9%) YTD 2018 Excluding Acquisitions Revenue Growth $138.0 Operating Profit Growth $18.4 Incremental Operating Margin 13.3% 37

YTD 2018 IAA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED YTD 2018 Revenue $1,326.8 Operating Profit $293.9 Operating Profit % 22.2% YTD 2017 Revenue $1,219.2 Operating Profit $240.9 Operating Profit % 19.8% YTD 2018 Reported Growth Reported Revenue Growth $107.6 Reported Operating Profit Growth $53.0 Incremental Operating Margin 49.3% 38